Consolidated Statements of Cash Flows - CAD ($)	12 Months Ended
	Jul. 31, 2019	Jul. 31, 2018	Jul. 31, 2017
Operating activities
Loss for the year	$ (153,715)	$ (234,467)	$ (199,953)
Adjusted for:
Interest income	(1,846)	(2,338)	(2,112)
Interest expense	6,236
Changes in working capital items:
Amounts receivable and other assets	(360)	(1,586)	527
Amounts payable and other liabilities	2,062	(1,323)	216
Due to a related parties	55,972	(380,192)	118,722
Net cash used in operating activities	(91,651)	(619,906)	(82,600)
Investing activities
Interest received	1,846	2,338	2,112
Net cash provided by investing activities	1,846	2,338	2,112
Financing activities
Proceeds from private placement		458,863
Proceeds from loan payable	100,000
Interest paid on related party loan	(5,027)
Net cash provided by financing activities	94,973	458,863
Increase (decrease) in cash	5,168	(158,705)	(80,488)
Cash, beginning of the year	67,205	225,910	306,398
Cash, end of the year	$ 72,373	$ 67,205	$ 225,910